Impacts to the consolidated financial statements due to Covid-19 pandemic	12 Months Ended
Jun. 30, 2021
Impacts to the consolidated financial statements due to Covid-19 pandemic
Impacts to the consolidated financial statements due to Covid-19 pandemic

4.    Impacts to the consolidated financial statements due to Covid-19 pandemic

Although the persistent COVID-19 pandemic has had a substantial impact on the global economy, Mytheresa Group has not yet experienced material declines in revenue, deterioration in net assets, or other adverse effects from the pandemic.

To date, Mytheresa Group has incurred no significant supply chain or logistics disruptions with its brand partners, shipping providers, or our in-house operations and also no significant adverse effect of inflation. In response to the pandemic and in coordination with local government requirements, Mytheresa Group temporarily closed certain corporate and administrative offices, including its corporate headquarters in Munich, with affected employees working remotely. These closures were limited to administrative offices and retail stores, with its warehouse and logistics functions remaining in operation throughout the pandemic. Mytheresa Group also implemented safe work and social distancing measures for all employees, including personnel in its central warehouse facility in Heimstetten, Germany.

In fiscal year 2021 in response to the pandemic and in coordination with local government requirements, Mytheresa Group temporarily closed its retail stores from mid-December to end of February, with its warehouse and logistics functions and its corporate headquarters in Munich remaining in operation throughout the pandemic in fiscal 2021. Mytheresa Group also implemented safe work and social distancing measures for all employees, including personnel in its central warehouse facility in Heimstetten, Germany. Due to government restrictions to contain the coronavirus, Mytheresa stores had to close from mid-December 2020 to end of February 2021 and reopening of the stores in fiscal year 2021 with total number of customer limits restrictions. Short-term work allowance has been applied to store employees for the same period.

The COVID-19 pandemic remains an evolving situation. Uncertainties in the global economy may adversely impact the Mytheresa Group’s brand partners, customers, and other business partners, which may interrupt its supply chain, impact future sales, and require other changes to our operations. With a global or regional recovery from the COVID-19 pandemic the Mytheresa Group stores may suffer from reduced online demand and therefore slower revenue growth. These uncertainties may also lead to increased asset recovery and valuation risks, such as potential impairment of goodwill and intangible assets and inventories. However, management does not currently anticipate any long-term adverse effects from the pandemic. Overall inflation will be reflected in customer price increases as the Mytheresa Group takes expected increases in recommended retail prices from its suppliers into consideration when deciding on its own price increase. In addition, most cost elements that are currently prone to price increases, e.g. energy, steel, food do not play a major role in Mytheresa Group’s P&L. Mytheresa Group’s forecast remains positive both mid and long-term for our store operations. Management will continue to closely monitor the effects of the pandemic, including its impact on inventories and other significant estimates.